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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                               ________________


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) - July 20, 1999

                               ________________

                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)


         Maryland                        1-11437                 52-1893632
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

6801 Rockledge Drive, Bethesda, Maryland                  20817
(Address of principal executive offices)                (Zip Code)


                                (301) 897-6000
             (Registrant's telephone number, including area code)

                               ________________

                                Not Applicable
            (Former name or address, if changed since last report)


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Item 5.  Other Events

     The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release (including financial tables) regarding its financial performance for the second quarter of fiscal 1999, dated July 20, 1999, which is included as Exhibit 99 to this Form.

Item 7.  Financial Statements and Exhibits

     Exhibit No.               Description
     -----------               -----------

         99 Lockheed Martin Corporation Press Release (including financial tables) dated July 20, 1999.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LOCKHEED MARTIN CORPORATION



                                          /s/ Marian S. Block
                                       -----------------------------
                                          Marian S. Block
                                          Vice President, Associate General
                                          Counsel and Assistant Secretary


July 22, 1999


INDEX TO EXHIBITS

Exhibit No.         Description
-----------         -----------

99 Lockheed Martin Corporation Press Release (including financial tables) dated July 20, 1999.